UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NextEra Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

          700 UNIVERSE BOULEVARD

          JUNO BEACH, FL 33408

VOTE BY INTERNET - www.proxyvote.com/NEE or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on May 19, 2021 for shares held directly and by 11:59 p.m. Eastern time on May 17, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on May 19, 2021 for shares held directly and by 11:59 p.m. Eastern time on May 17, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy/confidential voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D42195-P52029-Z79375	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/CONFIDENTIAL VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXTERA ENERGY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED:

1. Election as Directors of the nominees specified in the proxy statement
	For	Against	Abstain
Nominees:

1a. Sherry S. Barrat	☐	☐	☐

1b. James L. Camaren	☐	☐	☐

1c. Kenneth B. Dunn	☐	☐	☐

1d. Naren K. Gursahaney	☐	☐	☐

1e. Kirk S. Hachigian	☐	☐	☐

1f. Amy B. Lane	☐	☐	☐

1g. David L. Porges	☐	☐	☐

1h. James L. Robo	☐	☐	☐

1i. Rudy E. Schupp	☐	☐	☐

1j. John L. Skolds	☐	☐	☐

1k. Lynn M. Utter	☐	☐	☐

1l. Darryl L. Wilson	☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3 AND 4:	For	Against	Abstain

2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2021	☐	☐	☐

3. Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the proxy statement	☐	☐	☐

4. Approval of the NextEra Energy, Inc. 2021 Long Term Incentive Plan	☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL 5:	For	Against	Abstain

5. A proposal entitled “Right to Act by Written Consent” to request action by written consent of shareholders	☐	☐	☐

The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.

The shares represented by this proxy/confidential voting instruction card when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy/confidential voting instruction card will be voted FOR all nominees listed in proposal 1, FOR proposals 2, 3 and 4 and AGAINST proposal 5. If any other matters properly come before the meeting or any adjournment(s) or postponement(s) thereof, the persons named in this proxy/the trustee will vote in their/its discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting Admission Ticket

Admission: This ticket, along with a form of picture

identification, admits the named shareholder(s).

Security: For the safety of attendees, all boxes,

handbags and briefcases are subject to inspection.

NextEra Energy, Inc.’s 2021 Annual Meeting of Shareholders will be held at 8:00 a.m. Central time on May 20, 2021, at 20455 State Highway 249,

Suite 200, Houston, TX.

If you plan to attend the Annual Meeting of Shareholders, please bring this Admission Ticket. If you require special assistance, call

NextEra Energy Shareholder Services at 800-222-4511.

Note:

As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the 2021 annual meeting may be held virtually over the internet. If we decide to hold a virtual annual meeting, we will announce the decision to do so in advance and details on how to participate will be issued by press release, posted on our website and filed with the SEC as additional proxy material.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2021:

The proxy statement and annual report to security holders are available at www.proxyvote.com/NEE

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D42196-P52029-Z79375

NEXTERA ENERGY, INC. PROXY AND CONFIDENTIAL VOTING INSTRUCTION Annual Meeting of Shareholders-May 20, 2021

This proxy is solicited on behalf of the Board of Directors. The shareholder(s) signing on the reverse side hereby appoint(s) W. Scott Seeley and Charles E. Sieving, and each of them, proxies, with full power of substitution, and hereby authorize(s) them to represent and to vote all shares of Common Stock, par value $.01 per share, of NextEra Energy, Inc. (“Common Stock”) that such shareholder(s) would be entitled to vote at the Annual Meeting of Shareholders of NextEra Energy, Inc. to be held May 20, 2021, and any adjournment(s) or postponement(s) thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.

This confidential voting instruction card is solicited on behalf of the Trustee (as hereinafter defined) of the Plan (as hereinafter defined). The participant or beneficiary in the NextEra Energy, Inc. Employee Retirement Savings Plan (“Plan”) signing on the reverse side, acting as a named fiduciary, hereby provides the voting instructions specified to the trustee of the Plan (the “Trustee”), which instructions shall be kept confidential and shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of Common Stock that are held by the Trustee, in its capacity as Trustee of the Plan, as of March 23, 2021, at the Annual Meeting of Shareholders of NextEra Energy, Inc. to be held on May 20, 2021, and at any adjournment(s) or postponement(s) thereof. As a named fiduciary, the participant has the right to direct the Trustee how to vote the shares allocated to the participant in the NextEra Energy Stock Fund and NextEra Energy Leveraged ESOP Fund. The Trustee must follow the participant’s directions, except in limited circumstances. As a named fiduciary, the participant, and not the Trustee, will be responsible for the consequences of the voting directions given. As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement, the voting instructions on this confidential voting instruction card will instruct the Trustee how to vote the number of shares of Common Stock reflecting the participant’s proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund. The instructions will also determine the vote on a proportionate number of shares of Common Stock in the NextEra Energy Leveraged ESOP Fund which are not yet allocated to participants. If the participant does not give the Trustee voting instructions, the number of shares reflecting the participant’s proportionate interest in the NextEra Energy Stock Fund and NextEra Energy Leveraged ESOP Fund will be voted by the Trustee in the same manner as it votes proportionate interests for which it receives voting instructions and a proportionate share of the unallocated NextEra Energy Leveraged ESOP Fund shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received.